SALE OF ASSETS AGREEMENT


This Sale of Assets Agreement is entered into this day by and among Axon Connectivity Technology Inc., a Nevada corporation (hereinafter "Seller" or
"Axon"), and Pacific Telcom, Inc., an Illinois corporation (hereinafter "Purchaser" or "PacTel").
WHEREAS, the Seller is engaged in the business of Re-Seller of EasyTel services and products and is the owner of assets including, but not limited to equipment, telecommunication switches, contract rights, accounts hosted on such switches leasehold interests and miscellaneous rights used in connection with the operation of such assets its business; and

WHEREAS, the Purchaser desires to purchase, and the Seller desires to sell the assets used, or intended to be used, in the operation of the Seller's business as specifically set forth and described herein.

NOW  THEREFORE,  IT  IS  AGREED  AS  FOLLOWS:

Section  1.  Assets  Purchased.
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The  Seller agrees to sell to the Purchaser and the Purchaser agrees to purchase from the Seller, on the terms and conditions set forth in this Agreement, the assets set forth as follows ("Assets"):

     a.   A 6T telecommunication switch located in San Diego, California;
     b.   A 6T telecommunication switch located in Minneapolis, Minnesota;
     c. The rights to the completion of the purchase from EasyTel, or its affiliate, and installation of a 6T switch in New York, New York;
     d. The rights to the completion of the purchase from EasyTel, or its affiliate, and installation of a 6T switch in Miami, Florida; and
     e. Any and all accounts hosted on telecommunications switches in San Diego, Minneapolis, New York and Miami.

Section  2.     Excluded  Assets.  Excluded  from this sale and purchase are the
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Seller's  accounts  receivable,  cash,  notes  receivable, prepaid accounts, the corporate seals, minute books, stock transfer books, general ledger and other accounting records (except as otherwise provided herein), other records related exclusively to the organization, existence or share capitalization of the Seller, its affiliates, subsidiaries, and any other assets of the business not specified in Section 1. The Seller shall make its general ledger and other accounting records available for inspection by the Purchaser from time to time upon reasonable request, as they relate to the Assets.


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Section  3.  Liabilities  Assumed.
----------   --------------------

3.1 Except as otherwise provided below, the Purchaser agrees to assume and pay, discharge or perform, as appropriate, only the liabilities and obligations of the Seller ("Assumed Liabilities") specifically set forth as follows:

     a. The balance of the payment of the T6 switch in New York, New York to EasyTel;

     b. The balance of the payment of the T6 switch in Miami, Florida to EasyTel; and

     c. Dial tone charges and/or other expenses accrued as a result of the use of the Assets to EasyTel, only from the date of Closing, forward.

3.2 Notwithstanding Section 3.1, the Purchaser shall not assume, agree to pay, discharge or perform, or incur, as the case may be, any of the following liabilities:

3.2.1 liabilities (including principal and interest) arising out of loans and other indebtedness owing to any person or entity, excluding only the Assumed Liabilities;

3.2.2 liabilities of the Seller not arising in the ordinary course of its business incurred or accrued prior to the Closing, unless an Assumed Liability; and

3.2.3 any liability or obligation owed by the Seller and/or arising out of or in connection with the Assets to EasyTel, or any other party, accrued prior to the Closing Date.

3.3 The obligations of the Purchaser under this Section are subject to whatever rights the Purchaser may have under this Agreement or otherwise for breach by the Seller of any representation, warranty, covenant or agreement contained in this Agreement, including but not limited to any right of indemnification provided by this Agreement.

Section  4.       Purchase  Price.  The  total  aggregate purchase price for the
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Assets  is  Nine  Hundred  Sixty-Four  Thousand  Eighty Dollars ($964,080).  The
Purchase  price  shall  be  allocated  as  follows.

4.1  Payments  of  Cash.  Purchaser  shall  pay Four Hundred Eighty-Two Thousand
     ------------------
Forty Dollars ($482,040) to be paid to the Seller by Purchaser. The purchase price after the Initial Closing Date of $482,040 shall be payable by the Purchaser to the Seller in twelve (12) equal installments of $40,170.00, the first such installment to be due and payable on November 1, 2000 and once per month thereafter until fully paid. This obligation shall be represented by an Installment Note in substantially the form set forth on Exhibit "A" hereto ("Note"), to be made and delivered by the Purchaser to the Seller with 30 days of the Initial Closing Date.


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4.2     Payment  in  Common  Stock.
        --------------------------
Delivery shall be made by the Purchaser to the Seller with 30 days of the Initial Closing Date of 192,816 shares of Pacific Telcom, Inc. common stock which has been duly authorized by the Purchaser. Of the payment in common stock, Seller agrees that 96,408 shares of Pacific Telcom, Inc. stock will bear a legend restricting the transferability of such shares for a time period of one year from the Initial Closing Date. The remaining balance of 96,408 common shares of Pacific Telcom, Inc. stock will bear a legend restricting the transferability of such shares for a time period of two years from the Initial Closing Date. Notwithstanding, Purchaser will permit Seller, by a way of a written instruction by Purchaser to the public transfer agent of the Purchaser, the Illinois Stock Transfer Company, to convey all of the shares of Pacific
Telcom, Inc. common stock comprising the payment in common stock to its shareholders, creditors, or designees. Each of the shares comprising the payment in common stock of 192,816 shares of Pacific Telcom, Inc. may only be transferred a single time within 30 days of the Initial Closing Date, as an exception to the restriction from transferability of the shares representing payment in common stock. Purchaser shall assist such single transfer by directing its general counsel to forward a Letter of Opinion to the public transfer agent of the Purchaser permitting such single transfer of the shares representing the payment in common stock to Seller.

Section  5.     Payment  of  Purchase  Price.  The purchase price for the Assets
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shall  be  paid  as  set forth in Section 4, unless said terms are modified in a writing  mutually  agreed  to  by  the  parties.

Section 6.     Adjustments.  The operation of the assets as part of the Seller's
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business  and  related  income,  liabilities  and  expenses  up  to the close of business on the day before the Closing Date shall be for the account of the Seller and only thereafter for the account of the Purchaser.

Section  7.     Use  of  Names. The Seller agrees that after the Closing, Seller
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shall  no  longer  utilize  the  name  of  Seller  in  any  manner whatsoever in conjunction with, the operation of or the maintenance of the Assets or with any account hosted on the Assets.

Section  8.     Other  Agreements.  At  Closing,  the  parties shall execute the
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following  additional  agreements:


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8.1  Assignment.  Within  30  days of the Initial Closing Date, the Seller shall
     ----------
execute an Assignment substantially in the form set forth on Exhibit B regarding all equipment, 6T switches regarding the Assets as more fully described in
Section  1.

Section  9.     Agreements  Concerning Assets.  After Closing and until the Note
----------      -----------------------------
is  paid  in  full,  the  Purchaser  covenants  and  agrees  as  follows:

9.1  Purchaser's  Operation  of  the  Business.  The Purchaser will maintain and
     -----------------------------------------
operate the Assets acquired from the Seller pursuant to this Agreement in a comparable manner to the manner in which it was operated before the Initial Closing Date and shall operate such business on a continuous and regular basis in accordance with all local, state, federal and other laws and regulations governing the conduct of the business. This provision, however, shall not be construed to preclude the Purchaser from interrupting the operation of the business temporarily for a reasonable time for the purpose of making repairs, remodeling or constructing improvements, or because of any emergency or conditions reasonably beyond the Purchaser's control and reasonably requiring temporary cessation of operation of the business.

9.2  Maintenance  of  Equipment.  The Purchaser will maintain the Assets in good
     --------------------------
condition  and  repair,  reasonable  wear  and  tear  expected.

9.3  Taxes.  Except  for  amounts  being  contested in good faith, the Purchaser
     -----
will pay, before delinquency, all taxes, license fees and assessments relative to the Assets or its use and shall pay any and all other taxes, liens, assessments and charges relative to the Purchaser's conduct of the business, accrued from the Closing Date forward.

Section  10.  Closing  and  Initial  Closing  Date.
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10.1  Time  and Place.  The closing of the sale and purchase of the Assets shall
      ---------------
take place on September 16, 2000 ("Closing Date" or "Initial Closing Date"), at a time and place to be determined by the parties. If Closing has not occurred on or prior to November 30, 2000, then any party may elect to terminate this Agreement. If, however, the Closing has not occurred because of a breach of contract by one or more parties, the breaching party or parties shall remain liable for breach of contract.

10.2  Obligations  of  Seller  at  the  Closing.  Within  30 days of the Initial
      -----------------------------------------
Closing  Date,  Seller  shall  deliver  to  the  Purchaser  the  following:

10.2.1 one or more bills of sale from the Seller conveying all of the Assets to the Purchaser, in the form as set forth in Exhibit C;


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10.2.2     a  copy  of  the  resolutions  of the Seller's board of directors and shareholders, authorizing the execution, delivery and performance of this Agreement and any other agreement to be entered into by the Seller in connection herewith, and the transactions contemplated hereby;

10.2.3 within 30 days of the Initial Closing Date all necessary consents of third parties, including without limitation, EasyTel, InfoUSA, MCI, and AT&T to be assigned to and/or assumed by the Purchaser hereunder;

10.2.4 such other assignments, bills of sale, instruments of conveyance, certificates of officers and other documents as reasonably may be requested by the Purchaser prior to the Closing to consummate this Agreement and the transactions contemplated hereby.

10.3     Obligations of Purchaser at the Closing.  At the Closing, the Purchaser
         ---------------------------------------
shall execute, or cause to be executed, and shall deliver to the Seller the following:

10.3.1     the  Note;

10.3.2     the  Common  Shares;

10.3.3 such certificates of officers and other documents as reasonably may be requested by the Seller prior to the Closing to consummate this Agreement and the transactions contemplated hereby.

Section  11.  Seller  Obligation  Prior  to  Closing.
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11.1  Seller's  Operation  of Business Prior to Closing.  The Seller agrees that
      -------------------------------------------------
between  the  date  of  this  Agreement  and  the Closing Date, the Seller will:

11.1.1 Continue to operate the Assets that are the subject of this Agreement in the usual and ordinary course and in substantial conformity with all applicable laws, ordinances, regulations, rules or orders, and will use its best efforts to preserve the Assets organization and preserve the continued operation of the Assets with its customers, suppliers and others having business relations with the Seller.

11.1.2 Not assign, sell, lease or otherwise transfer or dispose of any of the Assets.

11.1.3 Maintain all the Assets in their present condition, reasonable wear and tear and ordinary usage excepted.


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11.2  Access  to  Premises  and  Information.  At  reasonable times prior to the
      --------------------------------------
Initial Closing Date, the Seller will provide the Purchaser and its representatives with reasonable access during business hours to the assets, titles, contracts and records of the Seller and furnish such additional information concerning the Seller's Assets as the Purchaser from time to time may reasonably request.

11.3  Conditions  and  Best  Efforts.  The  Seller  will use its best efforts to
      ------------------------------
effectuate the transactions contemplated by this Agreement and to fulfill all the conditions of the obligations of the Seller under this Agreement, and will do all acts and things as may be required to carry out its respective obligations under this Agreement and to consummate and complete this Agreement.

Section  12.  Covenants  of  Purchaser  Prior  to  Closing.
-----------   --------------------------------------------

12.1  Conditions  and  Best Efforts.  The Purchaser will use its best efforts to
      -----------------------------
effectuate the transactions contemplated by this Agreement and to fulfill all the conditions of the Purchaser's obligations under this Agreement, and shall do all acts and things as may be required to carry out the Purchaser's obligations and to consummate this Agreement.

Section  13.     Seller's Representations and Warranties.  The Seller represents
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and  warrants  to  the  Purchaser  as  follows:

13.1  Corporate  Existence.  The  Seller is now, and on the Initial Closing Date
      --------------------
will be, a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada has all requisite corporate power and authority to own and convey its properties and assets and carry on its business and is good standing in each jurisdiction in which such qualification is required.

13.2  Corporation  Power  and  Authorization.  The  Seller  has  full  corporate
      --------------------------------------
authority to execute and deliver this Agreement and any other agreement to be executed and delivered by the Seller in connection herewith, and to carry out the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate and shareholder action. No other corporate proceedings by the Seller will be necessary to authorize this Agreement or the carrying out of the transactions contemplated hereby. This Agreement constitutes a valid and binding Agreement of the Seller in accordance with its terms.

13.3  Conflict  with  Other Agreements, Consents and Approvals.  With respect to
      --------------------------------------------------------
(i) the articles of incorporation or bylaws of the Seller, (ii) any applicable law, statute, rule or regulation, (iii) any contract to which the Seller is a party or may be bound, or (iv) any judgment, order, injunction, decree or ruling of any court or governmental authority to which the Seller is a party or subject, the execution and delivery by the Seller of this Agreement and any other agreement to be executed and delivered by the Seller in connection herewith and the consummation of the transactions contemplated hereby will not

(a) result in any violation, conflict or default, or give to others any interest or rights, including rights of termination, cancellation or acceleration, (b) require any authorization, consent, approval, exemption or other action by any court or administrative or governmental body which has not been obtained, or any notice to or filing with any court or administrative or governmental body which has not been given or done, or (c) require the consent of any third party.

13.4  Compliance  with  Law.  The  Seller's use of the Assets, wherever located,
      ---------------------
has been in compliance with all applicable federal, state, local or other governmental laws or ordinances, the non-compliance with which, or the violation of which, might have a material adverse affect on the Assets, the Assumed Liabilities or the financial condition, results of operations or anticipated business prospects of the Purchaser, and the Seller has received no claim or notice of violation with respect thereto. Without in any way limiting the generality of the foregoing, the Seller is in compliance with, and is subject to no liabilities under, any and all applicable laws, governmental rules, ordinances, regulations and orders pertaining to the presence, management, release, discharge or disposal of toxic or hazardous waste material or substances, pollutants (including conventional pollutants) and contaminants. The Seller has obtained all material permits, licenses, franchises and other authorizations necessary for the conduct of its business.

13.5  Title  to  Assets.  Seller  holds good and marketable title to the Assets,
      -----------------
free and clear of restrictions on or conditions to transfer or assignment, and free and clear of liens, pledges, charges or encumbrances.

13.6  Property  Rights.  Except,  in  each  case,  as  set  forth  herein:
      ----------------

13.6.1 The Seller owns, possesses or has the right to use all intellectual property rights necessary or required to conduct its business as presently conducted, or otherwise used by the Seller;

13.6.2 no royalties or other amounts are payable by the Seller to other persons by reason of the ownership or the use of the any intellectual property owned or used by the Seller;

13.6.3 The Seller is not a party to, or subject to, any contract which currently requires, or upon the passage of time or occurrence of an event or contingency (whether of default or otherwise) will require, the conveyance or disclosure of secret processes or formulae related to, any intellectual property of the Seller;

13.6.4 All 6T hardware and software included among the Assets and currently used and/or necessary to the conduct of the Seller's business, are in good working order;

13.6.5 The Seller has obtained and delivered to the Purchaser all consents and approvals of third parties necessary to duly transfer to the Purchaser all of the Seller's rights, title and interest in and to all of its intellectual property included among the Assets.

13.7  Litigation.  The  Seller  has  no  knowledge  of  any  claim,  litigation,
      ----------
proceeding  or investigation pending or threatened against the Seller that might
      -
directly result in any material adverse change in the Assets or condition of Assets being conveyed under this Agreement, except as threatened by Michael Murphy.

13.8  Accuracy  of  Representations and Warranties.  None of the representations
      --------------------------------------------
or warranties of the Seller contain or will contain any untrue statement of a material fact or omit or will omit or misstate a material fact necessary in order to make statements in this Agreement not misleading. The Seller knows of no fact that has resulted, or that in the reasonable judgment of the Seller will result in a material change in the business, operations or assets of the Seller that has not been set forth in this Agreement or otherwise disclosed to the Purchaser.

Section  14.     Representations  of  Purchaser.  The  Purchaser  represents and
-----------      ------------------------------
warrants  as  follows:

14.1  Corporate  Existence.  The  Purchaser is now, and on the Closing Date will
      --------------------
be, a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois, has all requisite corporate power and authority to enter into this Agreement and perform its obligations hereunder.

14.2  Authorization.  The  Purchaser has full corporate authority to execute and
      -------------
deliver this Agreement and any other agreement to be executed and delivered by the Purchaser in connection herewith, and to carry out the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate and shareholder action. No other corporate proceedings by the Purchaser will be necessary to authorize this Agreement or the carrying out of the transactions contemplated hereby. This Agreement constitutes a valid and binding Agreement of the Seller in accordance with their terms.

14.3  Conflict  with  Other Agreements, Consents and Approvals.  With respect to
      --------------------------------------------------------
(i) the articles of incorporation or bylaws of the Purchaser, (ii) any applicable law, statute, rule or regulation, (iii) any contract to which the Purchaser is a party or may be bound, or (iv) any judgment, order, injunction, decree or ruling of any court or governmental authority to which the Purchaser is a party or subject, the execution and delivery by the Purchaser of this Agreement and any other agreement to be executed and delivered by the Purchaser in connection herewith and the consummation of the transactions contemplated hereby will not (a) result in any violation, conflict or default, or give to others any interest or rights, including rights of termination, cancellation or acceleration, or (b) require any authorization, consent, approval, exemption or other action by any court or administrative or governmental body which has not been obtained, or any notice to or filing with any court or administrative or governmental body which has not been given or done.

14.4  Brokerage.  The  Purchaser  has not employed any broker, finder or similar
      ---------
agent in connection with the transactions contemplated by this Agreement, or taken action that would give rise to a valid claim against any party for a brokerage commission, finder's fee or similar compensation.

14.5  Accuracy  of  Representations and Warranties.  None of the representations
      --------------------------------------------
or warranties of the Purchaser contain or will contain any untrue statement of a material fact or omit or will omit or misstate a material fact necessary in order to make the statements contained herein not misleading.

Section 15.     Conditions Precedent to Purchaser's Obligations.  The obligation
----------      -----------------------------------------------
of the Purchaser to purchase the Assets is subject to the fulfillment, prior to or at the Closing Date, of each of the following conditions, any one or portion of which may be waived in writing by the Purchaser:

15.1  Representations,  Warranties and Covenants of Seller.  The representations
      ----------------------------------------------------
and warranties of the Seller contained herein and the information contained in the Exhibits and any other documents delivered by the Seller in connection with this Agreement shall be true and correct in all material respects at the Closing; and the Seller shall have performed all obligations and complied with all agreements, undertakings, covenants and conditions required by this Agreement to be performed or complied with by it or prior to the Closing.

15.2  Conditions  of  the  Business.  There  shall have been no material adverse
      -----------------------------
change in the manner of operation or condition of the Seller's Assets prior to the Closing Date.

15.3  No  Suits  or  Actions.  At  the  Closing  Date  no  suit, action or other
      ----------------------
proceeding shall have been threatened or instituted to restrain, enjoin or otherwise prevent the consummation of this Agreement or the contemplated transactions.


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Section  16.     Conditions  Precedent  to  Obligations  of  the  Seller.  The
-----------      -------------------------------------------------------
obligations of the Seller to consummate the transactions contemplated by this Agreement are subject to the fulfillment, prior to or at the Closing Date, of each of the following conditions, any one or a portion of which may be waived in writing by the Seller;

16.1  Representations,  Warranties  and  Covenants  of  Purchaser.  All
      -----------------------------------------------------------
representations and warranties made in this Agreement by the Purchaser shall be true as of the Closing Date as fully as though such representations and warranties had been made on and as of the Closing Date, and the Purchaser shall not have violated or shall not have failed to perform in accordance with any covenant contained in this Agreement.

Section 17.  Transaction Deemed Closed.  It is acknowledged by the Purchaser and
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the  Seller  that  at  the  Initial  Closing  Date,  each  party  shall  have an affirmative  duty  to  deliver  documents  as set forth more fully in Section 8,
Section 10.2, and Section 10.3. Purchaser shall further have a duty to make payment in common stock to the Seller subsequent to the Initial Closing Date. Pursuant to this Section 17, the transaction set forth in this Agreement shall be deemed closed on the Initial Closing Date. Each party shall execute such Agreements, deliver such documents and make such payments in stock as otherwise required under this Agreement within 30 days from the Initial Closing Date as part of the Closing herein.

Section  18.       Risk of Loss.  The risk of loss, damage or destruction to any
-----------        ------------
of the equipment, inventory or other personal property to be conveyed to the Purchaser under this Agreement shall be borne by the Seller to the time of Closing. In the event of such loss, damage or destruction, the Seller, to the extent reasonable, shall replace the lost property or repair or cause to repair the damaged property to its condition prior to the damage. If replacement, repairs or restorations are not completed prior to Closing, then the purchase price shall be adjusted by an amount agreed upon by the Purchaser and the Seller that will be required to complete the replacement, repair or restoration following Closing. If the Purchaser and the Seller are unable to agree, then the Purchaser, at its sole option and notwithstanding any other provision of this Agreement, upon notice to the Seller, may rescind this Agreement and declare it to be of no further force and effect, in which event there shall be no Closing of this Agreement and all the terms and provisions of this Agreement shall be deemed null and void. If, prior to Closing, any of the real properties that are the subject of the leases to be assumed by the Purchaser are materially damaged or destroyed, then the Purchaser may rescind this Agreement in the manner provided above unless arrangements for repair satisfactory to all parties involved are made prior to Closing.


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Section  19.  Indemnification  and  Survival.
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19.1  Survival  of  Representations  and  Warranties.  All  representations  and
      ----------------------------------------------
warranties made in this Agreement shall survive the Closing of this Agreement, except that any party to whom a representation or warranty has been made in this Agreement shall be deemed to have waived any misrepresentation or breach of representation or warranty of which such party had knowledge prior to Closing. Any party learning of a misrepresentation or breach of representation or warranty under this Agreement shall immediately give written notice thereof to all other parties to this Agreement. The representations and warranties in this Agreement shall terminate two years from the Closing Date, and such representations or warranties shall thereafter be without force or effect, except any claim with respect to which notice has been given to the party to be charged prior to such expiration date.

19.2  Seller's  Indemnification.
      -------------------------

19.2.1 The Seller hereby agrees to indemnify and hold the Purchaser, it successors and assigns harmless from and against:

19.2.2 (i) Any and all damages, losses, claims, liabilities, deficiencies and obligations of every kind and description, contingent or otherwise, arising out of or related to the operation of the Seller's business prior to the close of business on the day before the Closing Date, (ii) any liability or obligation of the Seller which is not an Assumed Liability, (iii) any and all damage or deficiency resulting from any material misrepresentation, breach of warranty or covenant, or nonfulfillment of any agreement on the part of the Seller under this Agreement, and (iv) any and all actions, suits, claims, proceedings, investigation, audits, demands, assessments, fines, judgments, costs and other expenses (including, without limitation, reasonable audit and attorneys fees) incident to any of the foregoing.

19.2.3 The Seller's indemnity obligations under Section 19.2 shall be subject to the following:

(i) If any claim is asserted against the Purchaser that would give rise to a claim by the Purchaser against the Seller for indemnification under the provisions of this Section, then the Purchaser shall promptly give written notice to the Seller concerning such claim and the Seller shall, at no expense to the Purchaser, defend the claim.

(ii) The Seller shall not be required to indemnify the Purchaser for an amount that exceeds the total purchase price paid by the Purchaser under this Agreement.


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19.3  Purchaser's  Indemnification.  The  Purchaser agrees to defend, indemnify,
      ----------------------------
and hold harmless the Seller from and against (i) any and all claims, liabilities and obligations of every kind and description arising out of or related to the operation of the business following Closing, or arising out of the Purchaser's failure to perform obligations of the Seller expressly assumed by the Purchaser pursuant to this Agreement; (ii) after the Closing, any liability or obligation of the Seller which is an Assumed Liability, (iii) any and all damage or deficiency resulting from any material misrepresentation, breach of warranty or covenant, or nonfulfillment of any agreement on the part of the Purchaser under this Agreement, and (iv) any and all actions, suits, claims, proceedings, investigation, audits, demands, assessments, fines, judgments, costs and other expenses (including, without limitation, reasonable audit and attorneys fees) incident to any of the foregoing.

Section  20.  Default.
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20.1  Remedies.  If  the Purchaser fails to perform any of the terms, covenants,
      --------
conditions or obligations of this Agreement or the Note, time of payment and performance being of the essence, then the Seller, subject to the requirements of the notice provided in this Section, may have any or all of the following remedies:

20.1.1 The right to declare the full unpaid balance of the Note immediately due and payable.

20.1.2 The right to exercise each and all of the remedies granted to the Seller by the Illinois Uniform Commercial Code.

20.1.3 The right to exercise any other remedy available in law or equity to the Seller.

20.2  Notice  of  Default.  The  Purchaser  shall  not  be deemed in default for
      -------------------
failure to perform the terms, covenants and conditions of this Agreement, other than failure to make payments on the Note, until notice of the default has been given to the Purchaser and the Purchaser has failed to remedy the default within 45 days after the notice. If the Purchaser fails to make any payment within thirty days of the date the same becomes due under the Note, the Purchaser shall be deemed in default and the Seller shall not be obligated to give notice to the Purchaser of a declaration of default.

Section  21.     Bulk  Transfers.  The Purchaser waives compliance by the Seller
-----------      ---------------
with the relevant Bulk Transfers Article of the Uniform Commercial Code, and any other similar laws in any applicable jurisdiction (collectively "Bulk Transfers Law") in respect to the transactions contemplated by this Agreement. The Seller shall indemnify the Purchaser from, and hold it harmless against, any liabilities, damages, costs and expenses resulting from or arising out of (i) the parties' failure to comply with any Bulk Transfers Law with respect to the transactions contemplated by this Agreement, or (ii) any action brought or levy


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made  as  a  result  thereof, except for the Assumed Liabilities.  If the Seller fails to comply with the provisions of this Section and the Purchaser is required to pay any creditor of the Seller in order to protect the property purchased under this Agreement from claims or liens of the Seller's creditors, except those assumed by the Purchaser, then the Purchaser may offset the amount it pays against the balance due the Seller on the Note by furnishing to the Seller proof of such payment in the form of a receipt from the creditor involved.

Section  22.  Miscellaneous  Provisions.
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22.1  Amendment and modification.  Subject to applicable law, this Agreement may
      --------------------------
be amended, modified or supplemented, as the parties mutually agree, by a written Agreement signed by a duly appointed representative of the Purchaser and Seller.

22.2  Expenses.  The parties hereto shall pay all of their own expenses relating
      --------
to the transactions contemplated by this Agreement, including the fees and expenses of their respective counsel, accountants, and financial advisers.

22.3  Governing  Law.  The interpretation and construction of this Agreement and
      --------------
all matters relating hereto shall be governed by the laws of the State of Illinois relating to contracts made and to be performed in Illinois.

22.4  Waiver  of Terms.  Any of the terms or conditions of this Agreement may be
      ----------------
waived at any time by the party or parties entitled to the benefits thereof, but only by a written notice signed by an authorized representative of the party or parties waiving such terms or conditions.

22.5  Captions.  The  article and section captions used herein are for reference
      --------
purposes only, and shall not in any way affect the meaning or interpretation of this Agreement.

22.6  Publicity.  Prior  to the Initial Closing Date, none of the parties hereto
      ---------
shall issue any press release or make any other statement to the media relating to this Agreement or the matters contained herein without obtaining the prior approval of the Buyer.

22.7  Notices.  All notices, requests, demands and other communications required
      -------
or permitted hereunder will be in writing and will be deemed to have been duly given when delivered by hand or by air express courier.

          If  to  the  Purchaser:  Pacific  Telcom,  Inc.
                                   Fountain  View  Business  Park
                                   4270  S.  Decatur  Blvd.,  Ste.  A-9
                                   Las  Vegas,  NV  89103

          Attention:  Bill J. Angelos, President


          With  a  copy  to:       Kenneth  G.  Mason,  General  Counsel
                                   33  N.  LaSalle  St.,  Ste.  2131
                                   Chicago,  IL  60602

          If to the Sellers  to:   Asher  Milgrom,  President
                                   Axon  Connectivity  Technology,  Inc.
                                   22  Miners  Trail
                                   Irvine,  CA  92620

          With  a  copy  to:       Lon Stephens
                                   Stephens  &  Kray
                                   5000  Birch  St.,  Ste.  410
                                   Newport  Beach,  CA  92660

22.8  Entire  Agreement.  This  Agreement  contains  the  entire  understanding
      -----------------
between and among the parties and supersedes any prior understandings and agreements among them respecting the subject matter of this Agreement.

22.9  Agreement  Binding.  This  Agreement  shall  be  binding  upon  the heirs,
      ------------------
executors,  administrators,  successors  and  assigns  of  the  parties  hereto.

22.10  Pronouns  and  Plurals.  All pronouns and any variations thereof shall be
       ----------------------
deemed to refer to the masculine, feminine, neuter, singular, or plural as the identity of the person or persons may require.

22.11  Presumption.  This  Agreement  or  any  section  thereof  shall  not  be
       -----------
construed against any party due to the fact that said Agreement or any section thereof was drafted by said party.

22.12  Further  Action.  The  parties  hereto  shall  execute  and  deliver  all
       ---------------
documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of the Agreement.



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22.13  Parties  in  Interest.  Nothing  herein  shall  be construed to be to the
       ---------------------
benefit of any third party, nor is it intended that any provision shall be for the benefit of any third party.

22.14  Savings  Clause.  If  any provision of this Agreement, or the application
       ---------------
of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

     IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto this 2nd day of October, 2000.

PACIFIC TELCOM, INC.                 AXON CONNECTIVITY
an Illinois Corporation              TECHNOLOGY, INC., a
                                     Nevada  Corporation


By:____________________________      By:____________________________
   Bill J. Angelos, President            Asher  Milgrom,  President


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